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                                SUPPLEMENT TO THE
                         SCHWAB PREMIER EQUITY FUND(TM)
                       PROSPECTUS DATED FEBRUARY 12, 2005
                                    AND THE
                           SCHWAB ACTIVE EQUITY FUNDS
                            SCHWAB EQUITY INDEX FUNDS
                          LAUDUS MARKETMASTERS FUNDS(TM)
                      PROSPECTUSES DATED FEBRUARY 28, 2005

       THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS AS OF MARCH 1, 2005.

The section titled "Buying shares" is supplemented to add the following disclosures concerning differences between Select Shares(R) and Investor Shares:

The funds have two share classes. The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact Schwab or your financial intermediary to request an interclass exchange of your Investor Shares for Select Shares - conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the fund reserves the right to redeem your shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

                 PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

Charles Schwab & Co., Inc. Member SIPC
REG31888 (03/05) (C)2005 All Rights Reserved